                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     December 10, 1997
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                         Page 1 of 101
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E,
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Backed Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T (Due Period Ending: October 1997).

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T (Due Period Ending: November 1997).

       28Q. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U (Due Period Ending: October 1997).

       28R. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U (Due Period Ending: November 1997).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: December 10, 1997      By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T
                  and Floating Rate Asset Backed Certificates Series 1997-U
  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.


  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.


  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28O.   Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T (Due Period Ending: October, 1997).

  28P.  Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T (Due Period Ending: November, 1997).

  28Q.  Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U (Due Period Ending: October 1997)

  28R.  Cerificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Cerificates Series 1997-U (Due Period Ending: November 1997)

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE



                              FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                               December 5, 1997

              ---------------------------------------------------



     The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


       1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

       2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
           Agreement.


       3.  The undersigned are Servicing Officers.


       4.  The aggregate amount of Collections
           processed for the Due Period for this
           Distribution Date was equal to . . . .          $3,768,126,928.96

                                    7 of 101

       5.  (a)  The aggregate amount of such Collections
           allocated to Principal Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .        $3,541,951,568.96

           (b)  The aggregate amount of such Collections
           allocated to Finance Charge Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .          $226,175,360.00

       6.  The aggregate Interchange Amount, (which
           will be included as Finance Charge Receivables
           for all Series), for this distribution
           date was equal to. . . . . . . . . . . .           $45,405,827.75

       7.  The Invested Percentage of Collections
           allocated to Principal Receivables
           for the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   6.413%
           Series 1993-F . . . . . . . . . . . . . .                   4.489%
           Series 1993-H . . . . . . . . . . . . . .                   4.489%
           Series 1994-J . . . . . . . . . . . . . .                   3.206%
           Series 1994-K . . . . . . . . . . . . . .                   3.206%
           Series 1994-L . . . . . . . . . . . . . .                   3.206%
           Series 1995-M . . . . . . . . . . . . . .                   3.664%
           Series 1995-N . . . . . . . . . . . . . .                   3.664%
           Series 1995-O . . . . . . . . . . . . . .                   3.664%
           Series 1995-P . . . . . . . . . . . . . .                   3.664%
           Series 1996-Q . . . . . . . . . . . . . .                   6.596%
           Series 1996-R . . . . . . . . . . . . . .                   2.932%
           Series 1996-S . . . . . . . . . . . . . .                   5.130%
           Series 1997-T . . . . . . . . . . . . . .                   4.397%
           Series 1997-U . . . . . . . . . . . . . .                   2.932%

       8.  The Invested Percentage of Collections
           allocated to Finance Charge Receivables for
           the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   1.603%
           Series 1993-F . . . . . . . . . . . . . .                   4.489%
           Series 1993-H . . . . . . . . . . . . . .                   4.489%
           Series 1994-J . . . . . . . . . . . . . .                   3.206%
           Series 1994-K . . . . . . . . . . . . . .                   3.206%
           Series 1994-L . . . . . . . . . . . . . .                   3.206%
           Series 1995-M . . . . . . . . . . . . . .                   3.664%
           Series 1995-N . . . . . . . . . . . . . .                   3.664%
           Series 1995-O . . . . . . . . . . . . . .                   3.664%
           Series 1995-P . . . . . . . . . . . . . .                   3.664%
           Series 1996-Q . . . . . . . . . . . . . .                   6.596%
           Series 1996-R . . . . . . . . . . . . . .                   2.932%
           Series 1996-S . . . . . . . . . . . . . .                   5.130%
           Series 1997-T . . . . . . . . . . . . . .                   4.397%
           Series 1997-U . . . . . . . . . . . . . .                   2.932%


                                    8 of 101

       9.  The Invested Percentage with respect to
           the Investor Default Amount for
           the Due Period was equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   1.603%
           Series 1993-F . . . . . . . . . . . . . .                   4.489%
           Series 1993-H . . . . . . . . . . . . . .                   4.489%
           Series 1994-J . . . . . . . . . . . . . .                   3.206%
           Series 1994-K . . . . . . . . . . . . . .                   3.206%
           Series 1994-L . . . . . . . . . . . . . .                   3.206%
           Series 1995-M . . . . . . . . . . . . . .                   3.664%
           Series 1995-N . . . . . . . . . . . . . .                   3.664%
           Series 1995-O . . . . . . . . . . . . . .                   3.664%
           Series 1995-P . . . . . . . . . . . . . .                   3.664%
           Series 1996-Q . . . . . . . . . . . . . .                   6.596%
           Series 1996-R . . . . . . . . . . . . . .                   2.932%
           Series 1996-S . . . . . . . . . . . . . .                   5.130%
           Series 1997-T . . . . . . . . . . . . . .                   4.397%
           Series 1997-U . . . . . . . . . . . . . .                   2.932%

      10.  The aggregate amount of drawings or payments,
           if any, under the Enhancement, if any,
           required to be made on the next succeeding
           Distribution Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   $0.00
           Series 1993-F . . . . . . . . . . . . . .                   $0.00
           Series 1993-H . . . . . . . . . . . . . .                   $0.00
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

      11.  The amount of interest due on the Cash
           Collateral Account loan, if applicable,
           required to be paid on the next Distribution
           Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .                   $0.00
           Series 1993-F . . . . . . . . . . . . . .              $38,791.67
           Series 1993-H . . . . . . . . . . . . . .              $34,132.28
           Series 1994-J . . . . . . . . . . . . . .              $21,007.13
           Series 1994-K . . . . . . . . . . . . . .              $25,474.73
           Series 1994-L . . . . . . . . . . . . . .              $17,468.27
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00

                                    9 of 101

      12.  The amount of Monthly Servicing Fee
           required to be paid on the next succeeding
           Distribution Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .             $416,666.67
           Series 1993-F . . . . . . . . . . . . . .           $1,225,000.00
           Series 1993-H . . . . . . . . . . . . . .           $1,166,666.67
           Series 1994-J . . . . . . . . . . . . . .             $833,333.33
           Series 1994-K . . . . . . . . . . . . . .             $833,333.33
           Series 1994-L . . . . . . . . . . . . . .             $833,333.33
           Series 1995-M . . . . . . . . . . . . . .             $952,380.96
           Series 1995-N . . . . . . . . . . . . . .             $952,380.96
           Series 1995-O . . . . . . . . . . . . . .             $952,380.96
           Series 1995-P . . . . . . . . . . . . . .             $952,380.96
           Series 1996-Q . . . . . . . . . . . . . .           $1,714,285.71
           Series 1996-R . . . . . . . . . . . . . .             $761,904.77
           Series 1996-S . . . . . . . . . . . . . .           $1,333,333.33
           Series 1997-T . . . . . . . . . . . . . .           $1,180,952.37  *
           Series 1997-U . . . . . . . . . . . . . .             $787,301.60  *

      13.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of interest
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .           $1,302,083.33
           Series 1993-F . . . . . . . . . . . . . .           $3,293,888.89
           Series 1993-H . . . . . . . . . . . . . .           $3,239,444.44
           Series 1994-J . . . . . . . . . . . . . .           $2,321,666.67
           Series 1994-K . . . . . . . . . . . . . .           $2,309,027.78
           Series 1994-L . . . . . . . . . . . . . .           $2,979,166.67
           Series 1995-M . . . . . . . . . . . . . .           $2,643,977.78
           Series 1995-N . . . . . . . . . . . . . .           $2,610,416.67
           Series 1995-O . . . . . . . . . . . . . .           $2,645,805.55
           Series 1995-P . . . . . . . . . . . . . .           $2,620,916.66
           Series 1996-Q . . . . . . . . . . . . . .           $4,678,500.00
           Series 1996-R . . . . . . . . . . . . . .           $2,061,287.11
           Series 1996-S . . . . . . . . . . . . . .           $3,649,297.86
           Series 1997-T . . . . . . . . . . . . . .           $5,062,119.05  *
           Series 1997-U . . . . . . . . . . . . . .           $3,401,761.91  *

      14.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of principal
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .          $83,333,333.34
           Series 1993-F . . . . . . . . . . . . . .                   $0.00
           Series 1993-H . . . . . . . . . . . . . .                   $0.00
           Series 1994-J . . . . . . . . . . . . . .                   $0.00
           Series 1994-K . . . . . . . . . . . . . .                   $0.00
           Series 1994-L . . . . . . . . . . . . . .                   $0.00
           Series 1995-M . . . . . . . . . . . . . .                   $0.00
           Series 1995-N . . . . . . . . . . . . . .                   $0.00
           Series 1995-O . . . . . . . . . . . . . .                   $0.00
           Series 1995-P . . . . . . . . . . . . . .                   $0.00
           Series 1996-Q . . . . . . . . . . . . . .                   $0.00
           Series 1996-R . . . . . . . . . . . . . .                   $0.00
           Series 1996-S . . . . . . . . . . . . . .                   $0.00
           Series 1997-T . . . . . . . . . . . . . .                   $0.00
           Series 1997-U . . . . . . . . . . . . . .                   $0.00
      *  Includes amounts from October 30, 1997 Closing Date to
         December 15, 1997 Distribution Date


                                   10 of 101

      15.  The excess, if any, of the First Chicago Amount
           over the Aggregate Principal Receivables
           required to be maintained pursuant to the
           Agreement . . . . . . . . . . . . . . . .       $5,979,435,435.19

      16.  The First Chicago Amount for the Due
           Period divided by Aggregate Principal
           Receivables for the Due Period . . . . . . . . .           43.155%

      17.  The Minimum First Chicago Interest
           Percentage . . . . . . . . . . . . . . . . . . .            7.000%

      18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

      19.  As of the date hereof, to the best
           knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

      20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

      21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

      22. During the preceding calendar month, the number of newly - originated Accounts was 95,074.


           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer


                                              /s/ James A. Harwood
                                  By: ______________________________________
                                                  Servicing Officer

                                              /s/ Charlotte Drevant
                                  By: ______________________________________
                                                  Servicing Officer

                                   11 of 101

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1992-E  Certificateholders on the
                 Payment Date per $1,000 interest. . . .         $84.635


             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1992-E  Certificates,
                 per $1,000 interest . . . . . . . . . .         $83.333


             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .          $1.302


                                   12 of 101

   B.  Information Regarding the Performance of the Trust.

       1.  Collections of Receivables.

       a.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Investor Certificates of all Series.        $372,343,152.33

       b.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Series 1992-E  Certificates. . . . .        $231,493,613.88

       c.  The amount of Collections of Receivables
           processed for the Due Period with respect
           to the current Distribution Date which were
           allocated in respect of Series 1992-E
           Certificates, per $1,000 interest. . . .               $231.494

       2.  Receivables in Trust.

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by
           the Exchangeable Seller's Certificate
           and by the Investor Certificates of
           all Series). . . . . . . . . . . . . . .     $15,593,721,154.19

       b.  The amount of Principal Receivables in
           the Trust represented by the Series 1992-E
           Certificates (the "Invested Amount") for
           the Due Period with respect to the current
           Distribution Date . . . . . . . . . . .         $249,999,999.94

       c.  The Invested Percentage with respect to
           Finance Charge Receivables (including
           Interchange) and Defaulted Receivables for
           the Series 1992-E  Certificates for the Due
           Period with respect to the current
           Distribution Date . . . . . . . . . . .                   1.603%

       d.  The Invested Percentage with respect
           to Principal Receivables for the
           Series 1992-E  Certificates for the
           Due Period with respect to the
           current Distribution Date . . . . . . .                   6.413%

                                   13 of 101

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .               $879,592,625.35

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1992-E
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                 $1,963,534.52

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                      $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1992-E  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                       $0.00

    6.  Monthly Servicing Fee.

        The amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer
        for the current Distribution Date .                 $416,666.67

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                       $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .             $30,000,000.00

                                   14 of 101

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1992-E
          Certificates as of such Due Period.............         12.000%

  C. The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multiplying
          the original denomination of the holder's
          Certificate by the Pool Factor.................    16.66666666%

  D. Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period...................          $0.00


                               FCC NATIONAL BANK,
                               Servicer


                               By /s/ James A. Harwood
                                  -------------------------
                               Title: Vice President




                                   15 of 101

                                                                  EXHIBIT 28C


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-F
                                  December 5, 1997

               ---------------------------------------------------

                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F  Certificateholders on the
                 Payment Date per $1,000 interest. . . .          $4.706


             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1993-F  Certificates,
                 per $1,000 interest . . . . . . . . . .          $0.000


             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .          $4.706


                                   16 of 101

 B.  Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.       $372,343,152.33

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1993-F  Certificates. . . . .        $11,257,908.87

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1993-F
         Certificates, per $1,000 interest. . . .               $16.083

     d.  Excess Principal Collections allocated in
         respect of the Series 1993-F Certificates,
         if any. . . . . . . . . . . . . . . . . .                $0.00

     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).   $15,593,721,154.19

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1993-F
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .        $700,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1993-F  Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                  4.489%

     d.  The Invested Percentage with respect
         to Principal Receivables for the
         Series 1993-F  Certificates for the
         Due Period with respect to the
         current Distribution Date . . . . . . .                  4.489%

     e.  The Pre-Allocated Invested Amount for
         the Due period with respect to the
         current Distribution Date . . . . . . .                  $0.00

                                  17 of 101

   3.  Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date. . . . . . . . . . . . . . .                 $879,592,625.35

   4.  Investor Default Amount.

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible
       during the Due Period with respect
       to the current Distribution Date
       allocable to the Series 1993-F
       Certificates (the "Investor Default
       Amount"). . . . . . . . . . . . .                   $5,497,896.66

   5.  Investor Charge-Offs.

   a.  The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . .                        $0.000

   b.  The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1993-F  Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date. .                         $0.00

   6.  Monthly Servicing Fee.

   a.  The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date . . .                   $291,666.67

   b.  The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current
       Distribution Date . . . . . . . . .                   $933,333.33

   7.  Available Cash Collateral Amount.

   a.  The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") . . . . .                         $0.00


                                   18 of 101

      b.  The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .            $91,000,000.00

      c.  The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-F
          Certificates as of such Due Period . . .                13.000%

  C. The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .       100.00000000%

  D.  Deficit Controlled Amortization Amount.

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                  $0.00


                               FCC NATIONAL BANK,
                               Servicer



                               By     /s/ James A. Harwood
                                 --------------------------------
                               Title:         Vice President

                            19 of 101

                                                                   EXHIBIT 28D

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-H
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-H  Certificateholders on the
                 Payment Date per $1,000 interest. . . .            $4.628


             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1993-H  Certificates,
                 per $1,000 interest . . . . . . . . . .            $0.000


             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-H  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .            $4.628


                                   20 of 101

   B.  Information Regarding the Performance of the Trust.

       1.  Collections of Receivables.

       a.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Investor Certificates of all Series.       $372,343,152.33

       b.  The aggregate amount of Collections of
           Receivables processed for the Due Period
           with respect to the current Distribution
           Date which were allocated in respect of
           the Series 1993-H  Certificates. . . . .        $11,462,075.53

       c.  The amount of Collections of Receivables
           processed for the Due Period with respect
           to the current Distribution Date which were
           allocated in respect of Series 1993-H
           Certificates, per $1,000 interest. . . .               $16.374

       d. Excess Principal Collections allocated in
          respect of the Series 1993-H Certificates,
          if any. . . . . . . . . . . . . . . . . .                 $0.00

       2.  Receivables in Trust.

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by the
           Exchangeable Seller's Certificate and by
           the Investor Certificates of all Series)    $15,593,721,154.19

       b.  The amount of Principal Receivables in
           the Trust represented by the Series 1993-H
           Certificates (the "Invested Amount") for
           the Due Period with respect to the current
           Distribution Date . . . . . . . . . . .        $700,000,000.00

       c.  The Invested Percentage with respect to
           Finance Charge Receivables (including
           Interchange) and Defaulted Receivables for
           the Series 1993-H  Certificates for the Due
           Period with respect to the current
           Distribution Date . . . . . . . . . . .                  4.489%

       d.  The Invested Percentage with respect
           to Principal Receivables for the
           Series 1993-H  Certificates for the
           Due Period with respect to the
           current Distribution Date . . . . . . .                  4.489%

       e.  The Pre-Allocated Invested Amount for
           the Due period with respect to the
           current Distribution Date . . . . . . .                  $0.00

                             21 of 101

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $879,592,625.35

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-H
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $5,497,896.66

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-H  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $437,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $729,166.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

                                   22 of 101

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-H
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ James A. Harwood
                                        ----------------------------------
                                      Title:         Vice President

                                   23 of 101

                                                                   EXHIBIT 28E
                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-J
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-J  Certificateholders on the
                 Payment Date per $1,000 interest. . . .        $4.643


            2.  The amount of the distribution set forth
                in paragraph 1 above in respect of
                principal on the  Series 1994-J  Certificates,
                per $1,000 interest . . . . . . . . . .         $0.000

            3.  The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Series 1994-J  Certificates, per $1,000
                interest. . . . . . . . . . . . . . . .         $4.643


                                   24 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-J  Certificates. . . . .         $8,187,196.82

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-J
                 Certificates, per $1,000 interest. . . .               $16.374

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-J
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-J  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.206%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-J
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.206%


                                   25 of 101

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $879,592,625.35

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-J
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,927,069.04

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-J  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00



                                   26 of 101

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $65,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-J
                 Certificates as of such Due Period . . .                13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ James A. Harwood
                                        -------------------------------
                                      Title:         Vice President

                                   27 of 101

                                                                     EXHIBIT 28F

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-K
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.618

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-K Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.618

                                   28 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K Certificates. . . . .          $8,187,196.82

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .               $16.374

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.206%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.206%

                                   29 of 101

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .              $879,592,625.35

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .                $3,927,069.04

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                     $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                      $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .                $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .                $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

                                   30 of 101

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .                14.500%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   31 of 101

                                                                     EXHIBIT 28G
                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-L
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.958

                                   32 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates. . . . .          $8,187,196.82

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $16.374

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.206%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.206%

                                   33 of 101

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .              $879,592,625.35

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .                $3,927,069.04

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                     $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                      $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .                $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .                $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

                                   34 of 101

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .                11.500%

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   35 of 101

                                                                     EXHIBIT 28H

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-M
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.610

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.610

                                   36 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-M Certificates. . . . .          $9,356,796.35

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,187,196.81

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,767,445.56

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   37 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.664%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.664%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   38 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,488,078.90

             b.  The Class A Investor Default Amount. .           $3,927,069.04

             c.  The Collateral Investor Default Amount.            $561,009.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   39 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                   40 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   41 of 101

                                                                     EXHIBIT 28I

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-N
                                  December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.548

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.548

                                   42 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-N Certificates. . . . .          $9,356,796.35

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,187,196.81

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,798,556.67

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   43 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-N
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-N Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.664%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-N
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.664%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   44 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-N
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,488,078.90

             b.  The Class A Investor Default Amount. .           $3,927,069.04

             c.  The Collateral Investor Default Amount.            $561,009.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   45 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $77,142,858.00

                                   46 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   47 of 101

                                                                     EXHIBIT 28J

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1995-O
                                December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.603

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.603

                                   48 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O Certificates. . . . .          $9,356,796.35

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,187,196.81

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,771,334.45

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   49 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.664%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.664%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   50 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,488,078.90

             b.  The Class A Investor Default Amount. .           $3,927,069.04

             c.  The Collateral Investor Default Amount.            $561,009.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   51 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $77,142,858.00

                                   52 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   53 of 101

                                                                     EXHIBIT 28K

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                   Series 1995-P
                                 December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.564

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.564

                                   54 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P Certificates. . . . .          $9,356,796.35

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,187,196.81

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,790,778.89

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   55 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.664%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.664%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   56 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,488,078.90

             b.  The Class A Investor Default Amount. .           $3,927,069.04

             c.  The Collateral Investor Default Amount.            $561,009.86

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

                                   57 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $77,142,858.00

                                   58 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   59 of 101

                                                                     EXHIBIT 28L

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1996-Q
                                 December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.525

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.525

                                   60 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-Q Certificates. . . . .         $16,842,233.46

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $14,736,954.25

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $5,058,402.05

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-Q Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   61 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-Q
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,028,571,429.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $900,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-Q Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.596%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-Q
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  6.596%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   62 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-Q
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $8,078,542.03

             b.  The Class A Investor Default Amount. .           $7,068,724.27

             c.  The Collateral Investor Default Amount.          $1,009,817.76

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $642,857.14

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $1,071,428.57

                                   63 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $10,285,714.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $128,571,429.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $128,571,429.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $138,857,143.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $138,857,143.00

                                   64 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   65 of 101

                                                                     EXHIBIT 28M

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1996-R
                                 December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.478

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.478

                                   66 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-R Certificates. . . . .          $7,485,437.10

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $6,549,757.46

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,266,845.35

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-R Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   67 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-R
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $400,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-R Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  2.932%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-R
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  2.932%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   68 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-R
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,590,463.13

             b.  The Class A Investor Default Amount. .           $3,141,655.24

             c.  The Collateral Investor Default Amount.            $448,807.89

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $476,190.48

                                   69 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $57,142,858.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $61,714,287.00

                                    70 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   71 of 101

                                                                     EXHIBIT 28N

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1996-S
                                 December 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.521

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.521

                                   72 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-S Certificates. . . . .         $13,099,514.89

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $11,462,075.53

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,937,034.90

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   73 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-S
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $800,000,000.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $700,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-S Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  5.130%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-S
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  5.130%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   74 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-S
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $6,283,310.46

             b.  The Class A Investor Default Amount. .           $5,497,896.66

             c.  The Collateral Investor Default Amount.            $785,413.80

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $500,000.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $833,333.33

                                   75 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $8,000,000.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $100,000,000.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $100,000,000.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $108,000,000.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $108,000,000.00

                                   76 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   77 of 101

                                                                     EXHIBIT 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                   Series 1997-T
                         Due Period Ending: October, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $2.848

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $2.848

         * Payment at the December 15,1997 Distribution Date includes activity from Due Periods ending October and November, 1997.

                                   78 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $480,684,407.03

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-T Certificates. . . . .          $6,443,217.26

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $5,637,815.09

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .                $9.396

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,375,993.35

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,653,931,632.47

                                   79 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-T
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $685,714,286.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $600,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date . . . . . . . . . . . . .       $685,714,286.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .       $600,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-T Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.380%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-T
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  4.380%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $906,210,839.00

                                   80 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-T
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $2,679,357.94

             b.  The Class A Investor Default Amount. .           $2,344,438.20

             c.  The Collateral Investor Default Amount.            $334,919.74

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .              $14,285.71

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .              $23,809.52

                                   81 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $6,857,143.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $85,714,286.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $85,714,286.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $92,571,429.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $92,571,429.00

                                   82 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Principal Funding Account.


              1. The Principal Funding Investment Proceeds
                 deposited in the Collection Account for the
                 current Distribution Date to be treated as
                 Class A Available Funds. . . . . . . . . . .             $0.00

              2. The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date .             $0.00

              3. The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . .             $0.00

              4. The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . .             $0.00


         E.  Reserve Account.


              1. The Reserve Draw Amount for the current
                 Distribution Date . . . . . . . . . . . . . .            $0.00

              2. The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00


                                     FCC NATIONAL BANK,
                                     Servicer

                                            /s/ James A. Harwood
                                     By     _______________________________

                                     Title:         Vice President



                                   83 of 101

                                                                     EXHIBIT 28P

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1997-T
                          Due Period Ending: November, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.478

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.478


         * Payment at the December 15, 1997 Distribution Date includes activity from Due Periods ending October and November, 1997. For information related to October Activity see Certificateholders Payment Date Statement for Due Period ending October, 1997.

                                   84 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-T Certificates. . . . .         $11,228,155.64

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $9,824,636.18

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,400,268.03

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-T Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   85 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-T
                 Certificates (the "Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $685,714,286.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested
                 Amount") for the Due Period with respect
                 to the current Distribution Date . . .         $600,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current Dist-
                 tribution Date. . . . . . . . . . . . .        $685,714,286.00

             e.  The Class A Invested Amount for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $600,000,000.00

             f.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-T Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.397%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-T
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  4.397%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $879,592,625.35

                                   86 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-T
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $5,385,694.69

             b.  The Class A Investor Default Amount. .           $4,712,482.85

             c.  The Collateral Investor Default Amount.            $673,211.84

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Adjusted Invested Amount as of
                 the end of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $428,571.43

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $714,285.71

                                   87 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .             $6,857,143.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $85,714,286.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $85,714,286.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $92,571,429.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $92,571,429.00

                                   88 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the last
                 day of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

         D.  Principal Funding Account.

              1. Principal Funding Investment Proceeds deposited
                 in the Collection Account for the current
                 Distribution Date to be treated as Class A
                 Available Funds. . . . . . . . . . . . . . .             $0.00

              2. The Excess Principal Funding Investment
                 Proceeds for the current Distribution Date .             $0.00

              3. The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date. . . . . . . . . . . . . . . . . . . .              $0.00

              4. The Deficit Controlled Accumulation Amount for
                 the preceding Due Period. . . . . . . . . .              $0.00

         E.  Reserve Account.

              1. The Reserve Draw Amount for the current
                 Distribution Date. . . . . . . . . . . . .               $0.00

              2. The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date).         $0.00



                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     _______________________________

                                      Title:         Vice President

                                   89 of 101

                                                                     EXHIBIT 28Q

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-U
                       Due Period Ending: October, 1997

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .      $2.870

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .      $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .      $2.870

* Payment at the December 15,1997 Distribution Date includes activity from Due Periods ending October and November, 1997.

                                   90 of 101

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $480,684,407.03

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997-U  Certificates. . . . .         $4,295,478.17

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $3,758,543.39

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .                $9.396

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $1,574,995.56

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1997-U Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1997-U Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,653,931,632.47

                                   91 of 101

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1997-U
    Certificates (the "Adjusted Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $457,142,858.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Adjusted Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $400,000,000.00

d.  The Invested Amount for the Due Period
    with respect to the current Dist-
    tribution Date . . . . . . . . . . . . .       $457,142,858.00

e.  The Class A Invested Amount for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . . .      $400,000,000.00

f.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1997-U  Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  2.920%

g.  The Invested Percentage with respect to
    Principal Receivables for the Series 1997-U
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  2.920%

h.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

i.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

j.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

k.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $906,210,839.00

                                   92 of 101

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1997-U
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . .          $1,786,238.63

b.  The Class A Investor Default Amount. .           $1,562,958.80

c.  The Collateral Investor Default Amount.            $223,279.83

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Adjusted Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .                   $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .               $9,523.81

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . .              $15,873.02

                                   93 of 101

7.  Available Cash Collateral Amount.


a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") . . . . .                    $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date) . . .          $4,571,429.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Adjusted Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date . . . . . . . . . . . . .                1.143%


8.  Collateral Invested Amount.


a.  The Collateral Invested Amount for the
    current Distribution Date . . . . . .         $57,142,858.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date . . . . . . . . . .         $57,142,858.00


9.  Total Enhancement.


a.  The total Enhancement for the current
    Distribution Date . . . . . . . . . . .       $61,714,287.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date . . . . . . . . . . . . . . . . .        $61,714,287.00

                                   94 of 101

C. The Pool Factor.


       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

D. Principal Funding Account.

   1.  The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds . . . . . . . . . . .            $0.00

   2.  The Excess Principal Funding Investment
       Proceeds for the current Distribution Date               $0.00

   3.  The Principal Funding Account Balance as of
       the end of the day on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . .             $0.00

   4.  The Deficit Controlled Accumulation Amount for
       the preceding Due Period . . . . . . . . . .             $0.00

E. Principal Funding Account.

   1.  The Reserve Draw Amount for the current
       Distribution Date . . . . . . . . . . . . .              $0.00

   2.  The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date).         $0.00


                                     FCC NATIONAL BANK,
                                     Servicer



                                     By /s/ James A. Harwood
                                       ----------------------------------
                                     Title:         Vice President



                                   95 of 101

                                                                     EXHIBIT 28R

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                  Series 1997-U
                      Due Period Ending:  November, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.513

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.513


* Payment at the December 15, 1997 Distribution Date includes activity from Due Periods ending October and November, 1997. For information related to October activity see Certificateholders Payment Date Statement for Due Period ending October, 1997.

                                   96 of 101

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series .      $372,343,152.33

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1997-U Certificates. . . . . .        $7,485,437.10

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates. .        $6,549,757.46

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest . . . .              $16.374

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . . .        $2,252,845.35

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates. . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1997-U Certificates, if any. . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1997-U Certificates, if any. . . .                $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,593,721,154.19

                                   97 of 101

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1997-U
                 Certificates (the "Adjusted Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date ...........................  $457,142,858.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Adjusted Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date ...................  $400,000,000.00

             d.  The Invested Amount for the Due Period
                 with respect to the current
                 Distribution Date ...........................  $457,142,858.00

             e.  The Class A Amount for the Due Period with
                 respect to the current Distribution Date.....  $400,000,000.00

             f.  The invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1997-U Certificates for the Due
                 Period with respect to the current
                 Distribution Date............................           2.932%

             g.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1997-U
                 Certificates for the Due Period with respect
                 to the current Distribution Date.............           2.932%

             h.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date............................          87.500%

             i.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date............................          87.500%

             j.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date............................          87.500%

             k.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date............................          12.500%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date.........................................  $879,592,625.35

                                   98 of 101

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1997-U
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,590,463.13

             b.  The Class A Investor Default Amount . .          $3,141,655.24

             c.  The Collateral Investor Default Amount.            $448,807.89

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .            $285,714.29

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .            $476,190.48

                                   99 of 101

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount"). . . . . . . .                  $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date). . . . .          $4,571,429.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Adjusted
                 Invested Amount after giving effect to all
                 reductions thereof on the current Dist-
                 ribution Date. . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date. . . . . . . .         $57,142,858.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date. . . . . . . . . . . .         $57,142,858.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $61,714,287.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $61,714,287.00

                                  100 of 101

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Adjusted Invested Amount on the
                 last day of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . . .    100.00000000%

         D.  Principal Funding Account.

              1. Principal Funding Investment Proceeds deposited
                 in the Collection Account for the current
                 Distribution Date to be treated as Class A
                 Available Funds. . . . . . . . . . . . . . . .           $0.00

              2. The Excess Principal Investment
                 Proceeds for the current Distribution Date . .           $0.00

              3. The Principal Funding Account Balance as of
                 the end of the day on the current Distribution
                 Date . . . . . . . . . . . . . . . . . . . . .           $0.00

              4. The Deficit Controlled Accumulation Amount for
                 the preceding Due Period . . . . . . . . . . .           $0.00

         E.  Principal Funding Account.

              1. The Reserve Draw Amount for the current
                 Distribution Date. . . . . . . . . . . . . . .            $0.00

              2. The amount on deposit in the Reserve Account
                 as of the end of the day on the current
                 Distribution Date (the "Available Reserve
                 Account Amount" for the next Distribution Date)          $0.00



                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ James A. Harwood
                                      By     ------------------------

                                      Title:     Vice President

                                  101 of 101